Obra Opportunistic Structured Products ETF
(Ticker:  OOSP)

SUMMARY PROSPECTUS
August 1, 2025

Before you invest, you may want to review the Obra Opportunistic Structured Products ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at https://www.obrafunds.com.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective

Obra Opportunistic Structured Products ETF (the “Fund”) seeks income and capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%
Other Expenses	1.33%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.97%
Fee Waiver and/or Expense Limitation[2]	1.06%
Net Annual Fund Operating Expenses	0.91%
1. “Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements because the financial statements include only the direct operating expenses incurred by the Fund.
2. Obra Fund Management, LLC (the “Advisor”) has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.90% of the average daily net assets of the Fund through July 31, 2026, and may be terminated by the Board of Trustees at any time. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to expenses that are not waived under the expense limitation agreement. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that (i) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (ii) the reimbursement may not be made if it would cause the lesser of the expense limitation in place at the time of waiver or at the time of reimbursement to be exceeded.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through July 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$515	$964	$2,210

Portfolio Turnover.  The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2025, the portfolio turnover rate was 51.58%.

Principal Investment Strategies
As an actively managed exchange-traded fund (“ETF”), the Fund will not seek to replicate the performance of an index.  The Fund intends to achieve its investment objective by investing primarily in securitized asset instruments, which are also referred to as “structured products.” Structured products are pre-packaged investments that normally include assets linked to interest or one or more derivatives, which may use leverage. The universe of structured products in the market include, but are not limited to, asset-backed securities (ABS), including private and multi-class structures, pass-through certificates, other instruments secured by financial, physical, and/or intangible assets (i.e., receivables or pools of receivables), tranches of collateralized debt obligations(CDOs), collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs), agency and non-agency mortgage-backed securities (MBS), such as commercial mortgage-backed securities (CMBS), and residential mortgage-backed securities (RMBS).
The Advisor selects securities for the Fund’s portfolio based primarily on the Advisor’s assessment of opportunity, which the Advisor defines as a potential set of returns that is more attractive than other assets that have similar risk profiles. The Advisor seeks to select securities that have the most attractive opportunity propositions while taking into consideration the Fund’s overall risk exposure, diversification within those risk categories, as well as the overall portfolio return.
To assess the opportunity, the Advisor performs a detailed fundamental analysis of underlying risks, quantitative analysis associated with market and other variables, and structural analysis to understand how the potential portfolio security will respond to different underlying market environments. The Advisor also uses a combination of top-down macroeconomic analysis combined with bottom-up fundamental analysis of individual securities. In the top-down analysis, the Advisor constructs views on market structure, geo-political events, economic data, policy action, and other market trends. In its bottom-up analysis, the Advisor constructs views on the financial health of individual issuers. Such bottom-up analysis focuses on the Advisor’s analysis of the structured product’s underlying assets’ risk of default and risk of being downgraded; analyzing the industry diversification and concentration of the underlying assets; and analyzing the deal structure and documentation of the structured product. This analysis is done in an effort for the Advisor to determine how the structured product may perform during adverse market conditions and help minimize the risk associated with an individual issuer including the competence of the deal manager.  The Advisor will also consider factors such as the absolute and relative return expectations of a given investment. The Advisor may use both proprietary and third-party quantitative tools (i.e., databases, data visualization, data reporting, models, portfolio asset allocation, and risk assessments) to support analysis and help make investment decisions.

Using this opportunity-oriented approach, the Advisor may select from a broad range of assets categorized as structured products. Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in structured products. The Fund is a “go-anywhere” fund within structured products, which means it may invest in any type of structured product at any time depending on where the Advisor’s opportunity-oriented approach suggest would be best at a given time. The Fund does not expect to focus on any particular underlying asset category, tranche of investments, or credit rating of investments.
Agency MBS are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Student Loan Marketing Association (“SLMA” or “Sallie Mae”), or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund may also invest in other fixed income instruments, which include bonds, debt or credit securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.
Using the same opportunity-oriented approach, in addition to structured products, the Fund has the flexibility to invest in a broad range of issuers and segments of the debt security markets as a whole with up to 20% of the Fund’s assets.  Debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans and other floating rate securities, subordinated debt securities, preferred securities, insurance-linked securities, certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings. The Fund may invest in securities of issuers in any market sector, industry or market capitalization range. The Fund may also invest in Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities.
The Fund has no limit as to the maturity, duration, or credit quality (including “junk”) of the securities in which it invests and maintains an average portfolio duration that varies based upon the judgment of the Fund’s Advisor. Duration measures the sensitivity of a fixed income security’s price to changes in interest rates. In general, the higher the duration, the more a fixed income security’s price will drop as interest rates rise. The Fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund also may hold cash or other short-term investments.

The Fund may engage in frequent trading of its securities in order to take advantage of new investment opportunities or differences in the yield associated with asset categories. The Fund will be more heavily involved in frequent trading during periods of market volatility in order to attempt to generate gains, preserve gains, or limit losses.

Principal Risks of Investing in the Fund
Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per Share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Structured Products Risk. The Fund will primarily invest in structured products. The structured products may include investments in securitizations and other asset-backed securities. Among other risks, the products (i) are subject to the risks associated with the underlying assets; (ii) will often be leveraged, which will generally magnify the opportunities for gain and risk of loss; (iii) are highly complex, which may cause disputes as to their terms and impact the valuation and liquidity of such positions; and (iv) often contain significant obstacles to asserting “putback” or similar claims against the products.
Mortgage- and Asset-Backed Securities Risk. In addition to other risks commonly associated with investing in debt securities, MBS are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. MBS are priced with an expectation of some anticipated level of prepayment of principal. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. MBS are also subject to the risk of default on the underlying mortgages, particularly during periods of economic downturn. Reduced investor demand for mortgage loans and mortgage- related securities may adversely affect the liquidity and market value of MBS. The risks associated with investing in ABS are similar to those associated with investing in MBS. ABS also entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain ABS. In addition, certain ABS are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Below Investment Grade Securities Risk. The Fund may invest in securities that are rated below investment grade.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Credit risk is greater for securities rated below investment grade than for investment grade securities, which is the risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher-grade securities. The retail secondary market for below investment grade securities may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.
Covenant-Lite Risk. Some of the below investment grade loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement, or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social, or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.
Authorized Participant Risk: Only an authorized participant (“Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants).
Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Cash and Cash Equivalents Risk. At any time, the Fund may have investments in cash or cash equivalents. When a portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
U.S. Government Securities Risk. U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.
Derivatives Risk. Structured products may be linked to derivatives. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Advisor’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and, therefore, may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.
Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.
Inflation-Indexed Bond Risk. Inflation-indexed bonds may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.
Leverage Risk.  The use of leverage may exaggerate changes in the Share price and the return on its investments.  Accordingly, the Fund may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.
Transition from LIBOR Risk. Although the London Interbank Offered Rate (“LIBOR”) is no longer published as of June 30, 2023, holding of certain of the Fund’s underlying investments may still include a LIBOR reference rate. The elimination of LIBOR and transition to other reference rates, or any other changes or reforms to the determination or supervision of reference rates, could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or NAV. Uncertainty and risk still remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may still lead to increased volatility and illiquidity in markets that have historically been tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The ultimate impact of the discontinuance of LIBOR on the Fund remains uncertain and may result in losses to the Fund. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

Liquidity Risk. Liquidity risk exists when particular investments would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
Inflation Risk.  Fixed income securities are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Interest rates in the United States are near historic lows, which may increase the Fund’s exposure to risks associated with rising rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy (including the Federal Reserve ending its “quantitative easing” policy of purchasing large quantities of securities issued or guaranteed by the U.S. government), rising inflation, and changes in general economic conditions. Interest rate changes can be sudden and unpredictable. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell some or all of its bond investments at any given time.
Changes in interest rates may also affect the Share price; for example, a sharp rise in interest rates could cause the Share price to fall. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per Share will change daily in response to such factors.

New Advisor Risk. The Advisor has only recently begun serving as an investment advisor to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor, and the Advisor may not achieve the intended result in managing the Fund and may have limited resources.
Limited History of Operations Risk. The Fund has a limited history of operations. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
ETF Structure Risks.  The Fund is structured as an ETF and as a result is subject to the special risks, including:

o
Not Individually Redeemable.  Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.”  You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

o
Trading Issues.  An active trading market for the Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.  There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.  If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

o
Cash purchases. Although the Fund does not anticipate large cash purchases or redemptions, to the extent Creation Units are purchased by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.

o
Market Price Variance Risk.  The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.  There may be times when the market price and the NAV vary significantly.  This means that Shares may trade at a discount to NAV.

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In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund's NAV.

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To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and the Fund's NAV.

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The market price for the Shares may deviate from the Fund's NAV, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Shares than the Fund's NAV, which is reflected in the bid and ask price for Shares or in the closing price.

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When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund's domestic trading day, which could lead to differences between the market value of the Shares and the Fund's NAV.

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In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund's portfolio.  This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund's NAV.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, may have adverse spill-over effects into the global financial markets generally.
Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
Fund Performance
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here. You may request a copy of the Fund's annual and semi-annual reports and financial statements at no charge by calling the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information on the Fund’s results can be obtained by visiting www.obrafunds.com/OOSP.

Investment Adviser. Obra Fund Management, LLC, is the investment adviser to the Fund (“Obra” or the “Advisor”).
Portfolio Managers. Peter Polanskyj, Senior Managing Director and Chief Investment Officer at the Advisor, and Matt Roesler, Senior Managing Director and Head of Multisector Credit Investments at the Advisor, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Polanskyj and Mr. Roesler have managed the Fund since its inception in April, 2024.

For more information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 30 of the Prospectus.

Purchase and Sale of Fund Shares
The Fund will issue and redeem Shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the Shares are not redeemable securities of the Fund.
Individual  Fund Shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of a Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). You may access recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, on the Fund’s website at www.obrafunds.com/OOSP.

Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred arrangements generally will be taxed later when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Advisor or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.